PHARMACOPEIA

Corporate Overview & Update

PHARMACOPEIA

Pharmacopeia is a leader in the development and integration of enabling science and technology-based products and services that accelerate and improve drug discovery and chemical development efforts.

Pharmacopeia – Drug Discovery Technology Deployed in 2 Distinct Businesses



Pharmacopeia, Inc.
accelrys
Drug Discovery Division
Bioinformatics
Life Science Modeling
Cheminformatics
Materials Modeling
Consulting
Assay Development
High Throughput Screening
Combi/Med Chemistry
In Vitro Pharmacology

PHARMACOPEIA

Pharmacopeia: Key Facts

- Annual revenues $122 m
- 800 employees
- $157 Million in Cash
- Centers of Excellence
  - Princeton, NJ (Corporate HQ)
  - San Diego, CA
  - Cambridge, UK



Technology Centers:
- Madison, WI
- Leeds, UK

Regional Sales/Support:
- Tokyo, Japan
- Burlington, MA
- Paris, France
- Munich, Germany

PHARMACOPEIA

Our Opportunity: Challenges Facing R&D

Data Explosion
Genomics, Proteomics,
Compound libraries,
Crystallographic,
Screening
data...

Market Pressures
Cost containment,
Generic substitution,
Therapeutic alternatives...

Speed & Efficiency
Competitive advantage
through use of corporate
resources & knowledge

Bottlenecks
Synthesis, testing and
optimization of drug
candidates &
materials/chemicals

Serving Pharmaceuticals & Biotech



Genome
Bioinformatics
Target Selection
Bioinformatics, Modeling & Simulation
Assay Development
Drug Discovery
Hit
Drug Discovery
In vitro lead
Modeling & Simulation
Drug Discovery
In vivo optimization
Preclinical
Toxicology
Pharmacokinetics
& Metabolism
Cheminformatics
Decision support tools
Data &
Information

PHARMACOPEIA

PHARMACOPEIA

accelrys

Discovery Studio™ Platform

Project Data, Workflow, ...

Sequence Analysis Tools
Wisconsin Package, ...

Protein Modeling
Insight II, CHARMm, ...

Accord for Excel,
DIVA, HTS...

RNA DNA Genes AA 3D Props 2D Assays

SeqStore
Oracle 8i

AtlasBase™ (AtlasStore)
Oracle 8i

Accord / RS^3
Oracle 8i

Bioinformatics

Modeling & Simulation

Cheminformatics

Biology & Experimentation

PHARMACOPEIA

Accelrys Bioinformatics



18 years of bioinformatics leadership

- GCG Wisconsin Package

A market leader for:

- DNA analysis, annotation & reporting
- Secure enterprise-wide data management
- Access to core discovery databases
- Multi-platform servers and desktop clients

accelrys

PHARMACOPEIA

Accelrys Life Science Simulation



- 15 years as a leading software provider
  - Structural biology
  - Rational drug design
  - Cerius^2, Catalyst, Insight II, Quanta
- Integrated project management & modeling
  - Target identification
  - Target characterization
  - Lead definition
  - Lead optimization
  - Candidate evaluation

accelrys

PHARMACOPEIA

Accelrys Cheminformatics


R1
R2
R3
R4
R5
N
O
OH
O

Technology, tools, data content

- Enterprise-wide data management
  - biology and chemistry
- Scientist's desktop
  - databases and analysis tools
- Chemistry-enabled productivity tools
- Decision support and analysis
  - line-of-business
  - workflow focus

Accelrys Consulting Services



Innovative Custom Solutions

- Applications development
- Connectivity with 3rd parties

Enterprise-wide Systems Integration

- Data and Information Workflow
- Knowledge Management
- Decision Support

PHARMACOPEIA

Serving the Chemicals & Materials-Based Industries

Accelerating Chemical Development

MSI Materials Science

- Unique provider of materials simulation solutions
- A pioneer in the emerging field of materials informatics
- Expertise in high throughput experimentation

MATERIALS STUDIO

New PC software environment will deliver this unique and validated technology to 1,000s more researchers

PHARMACOPEIA

DRUG DISCOVERY

Drug Discovery - Scientific Strengths

- Proprietary combinatorial chemistry
  - ECLiPS™
- Medicinal chemistry
- Biology
  - molecular biology expertise
  - novel assay development
  - ultra high-throughput screening
  - secondary assays
  - *in vitro* pharmacology
- *In silico* predictive tools
  - absorption, solubility, stability
  - blood brain barrier penetration







PHARMACOPEIA

Drug Discovery Collaborations

PHARMACOPEIA

Lead Discovery

3,800,000 Compounds + HTS or uHTS → Hits/ Actives (based on potency criteria)

Chemistry Tools
- ECLiPS® Library

Biology Tools
- HTS or UHTS
- Assay development

\+
Analytical Chem. / ADME / Computational Tools

Lead Enhancement

→ More potent, selective, and other *in vitro* criteria

Chemistry Tools
- ECLiPS® Library
- Parallel Libraries
- Medicinal Chemistry

Biology Tools
- HTS or uHTS
- Secondary Biological Assay

\+
Analytical Chem. / ADME / Computational Tools

Lead Optimization

→ Optimized candidates

Chemistry Tools
- Parallel Libraries
- Medicinal Chemistry

Biology Tools
- Secondary Biological Assays

\+
Analytical Chem. / ADME / Computational Tools

Drug Discovery – Breadth of Experience



- 7.2 million novel, drug-like compounds
- Programs against ~80 targets
  - milestones/royalties
- Highly successful initial lead identification
  - >60% success rate finding sub-micromolar hits
- Highly successful optimization results
  - >80% success rate at optimizing lead compounds
- Multiple programs poised for clinical development

PHARMACOPEIA

Target Class Success

Target Class	Targets Screened (+ in progress)	Compounds Active at <1 μM	Compounds Active at <5 μM	Chemistry Optimization (+ in progress)
GPCR	21 (+3)	12/21	17/21	9/13 (+1)
Agonist		2/5	5/5	
Antagonist		10/16	12/16	
Nat. ligand (>30 aa)		3/9	5/9	
Nat. ligand (<30 aa)		5/5	5/5	
Nat. lig. non-pep.		2/2	2/2	
Enzymes	42 (+3)	18/42	24/42	
Proteases	8	3/8	3/8	0/1
Ser		0/4	0/4	
Asp		3/4	3/4	
Kinases	17	9/17	15/17	4/5 (+1)
Ser/Thr		3/8	7/8	
Tyr		6/9	8/9	
Phosphatases	3	1/3	1/3	0/0
Anti-infective	8	2/8	2/8	0/0
Oncology	4 (+1)	2/4	2/4	2/2
Metabolic	2 (+1)	1/2	1/2	0/1
Inflammation	(+1)			

Target Class Success

Target Class	Targets Screened (+ in progress)	Compounds Active at <1 µM	<5 µM	Chemistry Optimization (+ in progress)
Cell Signaling	5 (+1)	3/5	5/5	2/2
iNOS		1/1	1/1	
Protein Expression		2/4	4/4	
Adhesion	4	4/4	4/4	3/3
Anti-inflammatory		2/2	2/2	
Oncology		2/2	2/2	
Transporters	2	2/2	2/2	2/2
Domain Interactions	8	0/8	0/8	0/0
Nuclear Hormone Receptors	2 (+3)	1/2	1/2	0/0
Totals	84 (+10)	40/84 48%	53/84 63%	22/29 (+2) 76%

PCOP's *Collaborative* Drug Discovery Pipeline

- 5 Development Candidates (FPT, iNOS, P38, SP222, SP100) e.g.
  - iNOS: novel cell based screen identified potent and bioavailable Leads. Program focused on selectivity
  - P38: enzyme screen identified 1 uM selective kinase inhibitors that were efficacious in animals.

- 13 Lead Optimization Programs transferred to partners (Berlex, Roche, Daiichi, Organon, Mitsubishi, Novartis 10 & 17, Progenics, SP400, SP500) e.g.
  - Daiichi: large scale reagent preparation for novel HTS & Lead Opt
  - Progenics: 1536-well cell-based uHTS & Lead Opt

- 3 collaborative Lead Optimization Programs on-going (Organon CXCR2, Otsuka-enzyme, Organon-pain) e.g.
  - Otsuka: cell-based reporter de novo assay development, HTS and Opt.

- HTS underway for partners (Antigenics, Berlex, Boehringer Ingelheim, Ester, Locomogene, Organon, Takeda)

Confidential

PHARMACOPEIA

PCOP's *Internal* Drug Discovery Pipeline

▪□v□3 Inhibitors	Angiogenesis	5 nM Lead
▪Bradykinin B1	Inflammation	1 nM Lead
▪Jak 3 Inhibitors	Immunosuppression	20 nM Lead
▪5HT2c	Obesity	30 nM Lead
▪Prostacyclin-R	Thrombosis, Pain	30 nM Active
▪IKK-□ Inhibitors	Inflammation	5 uM Active
▪ORL-1	Analgesia	1 uM Active
▪HSD-1 Inhibitors	NIDDM	1 uM Active
▪CXCR3 Agonists	Oncology	Active

Confidential

Financial Summary

PHARMACOPEIA

Pharmacopeia Annual Revenue Growth



$122 million
$140
$120
$100
$80
$60
$40
$20
$0
1996
1997
1998
1999
2000
2001
Drug Discovery
Software

PHARMACOPEIA

R&D Investment - 2001

R&D investment as a proportion of total revenues


R&D (28%)

Conclusions

Pharmacopeia Today

- A unique provider of technology-based products and services for drug discovery and chemical development
- Leaders in complementary, pharma-focused businesses
  - Combinatorial chemistry, HTS, and drug discovery
  - Computational chemistry and informatics
- Balanced risk business strategy
  - Near term revenue growth and profits
  - Long term upside potential from milestones and royalties

PHARMACOPEIA

Our Vision

Pharmacopeia is creating an integrated decision support system for drug discovery and chemical development

Our Vision


Biology
Chemistry
Experimental Services
Computational & Decision Support Software
•Assay Develop
•High Throughput Screening
•In Vitro Pharmacology
•Combinatorial Chemistry
•Chemistry Optimization
•Predictive Tools
•Workflow
•Knowledge Management
• Decision Support Systems
•Gene Sequence Analyses
•Biological Data Management
•Biological Data
•Molecular Modeling and Simulation
•Chemical Data Management
•Chemical Data

PHARMACOPEIA

PHARMACOPEIA